                                                                    EXHIBIT 99.1


THE MEN'S WEARHOUSE, INC.                           [MEN'S WEARHOUSE, INC. LOGO]


NEWS RELEASE


                                                           FOR IMMEDIATE RELEASE



                   MEN'S WEARHOUSE ANNOUNCES MEDIATION RESULTS

HOUSTON - March 26, 2004 - Men's Wearhouse (NYSE: MW) today announced that as a result of recent mediations, the Company has determined a reasonable estimate of the cost it expects to incur in connection with the wage and hour litigation in California. This litigation has been previously disclosed in the Company's SEC filings.

Based on that estimate, the Company has reduced its previously reported earnings for fiscal year 2003 from $52.3 million, or $1.33 per diluted share, to $50.0 million, or $1.27 per diluted share, and for the fourth quarter of 2003 from $20.8 million, or $0.55 per diluted share, to $18.5 million, or $0.49 per diluted share.

The Company is reducing fiscal 2003 results as required by generally accepted accounting principles because the mediation results occurred prior to the issuance of the audited financial statements but subsequent to the earnings release for the fourth quarter and twelve months ended January 31, 2004. The Company anticipates resolution of this litigation during 2004. The updated financial tables are included below.

Founded in 1973, Men's Wearhouse is one of North America's largest specialty retailers of men's apparel with 695 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories. The Company also operates the second largest manufacturing facility of men's suits, sport coats and slacks in Canada, most of which is used to supply the Moores stores. For additional information, please visit the company's website at www.menswearhouse.com.


         CONTACT: Claudia Pruitt, Men's Wearhouse (713) 592-7200
                           Ken Dennard, DRG&E  (713) 529-6600

                   THE MEN'S WEARHOUSE, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS


                           FOR THE TWELVE MONTHS ENDED
                      JANUARY 31, 2004 AND FEBRUARY 1, 2003
                     (In thousands, except per share data)


                                                                              FISCAL YEAR
                                                    --------------------------------------------------------------
                                                                          % OF                              % OF
                                                       2003               SALES          2002               SALES
                                                    --------------------------------------------------------------
Net sales                                           $1,392,680           100.00%       $1,295,049           100.00%
Cost of goods sold, including buying and
    occupancy costs                                    878,737            63.10%          840,701            64.92%
                                                    --------------------------------------------------------------
              Gross margin                             513,943            36.90%          454,348            35.08%

Selling, general and administrative expenses           431,695            31.00%          384,956            29.73%
                                                    --------------------------------------------------------------

Operating income                                        82,248             5.91%           69,392             5.36%

Interest expense, net                                    2,511             0.18%            1,261             0.10%
                                                    --------------------------------------------------------------
Earnings before income taxes                            79,737             5.73%           68,131             5.26%

Provision for income taxes                              29,711             2.13%           25,719             1.99%
                                                    --------------------------------------------------------------

Net earnings                                        $   50,026             3.59%       $   42,412             3.27%
                                                    ==============================================================


Net earnings per basic share                        $     1.29                         $     1.04
                                                    ==========                         ==========

Net earnings per diluted share                      $     1.27                         $     1.04
                                                    ==========                         ==========

Weighted average shares outstanding:
    Basic                                               38,789                             40,590
                                                    ==========                         ==========
    Diluted                                             39,295                             40,877
                                                    ==========                         ==========

                           FOR THE THREE MONTHS ENDED
                      JANUARY 31, 2004 AND FEBRUARY 1, 2003
                     (In thousands, except per share data)



                                                                       FISCAL FOURTH QUARTER
                                                     -----------------------------------------------------------
                                                                          % OF                            % OF
                                                         2003             SALES          2002            SALES
                                                     -----------------------------------------------------------
Net sales                                            $  422,653          100.00%      $  390,103          100.00%
Cost of goods sold, including buying and
    occupancy costs                                     261,303           61.82%         244,901           62.78%
                                                     -----------------------------------------------------------
              Gross margin                              161,350           38.18%         145,202           37.22%

Selling, general and administrative expenses            130,782           30.94%         112,855           28.93%
                                                     -----------------------------------------------------------

Operating income                                         30,568            7.23%          32,347            8.29%

Interest expense, net                                     1,053            0.25%             424            0.11%
                                                     -----------------------------------------------------------

Earnings before income taxes                             29,515            6.98%          31,923            8.18%

Provision for income taxes                               11,004            2.60%          12,051            3.09%
                                                     -----------------------------------------------------------

Net earnings                                         $   18,511            4.38%      $   19,872            5.09%
                                                     ===========================================================

Net earnings per basic share                         $     0.50                       $     0.50
                                                     ==========                       ==========

Net earnings per diluted share                       $     0.49                       $     0.50
                                                     ==========                       ==========

Weighted average shares outstanding:
    Basic                                                37,168                           39,718
                                                     ==========                       ==========
    Diluted                                              37,857                           39,815
                                                     ==========                       ==========

                   THE MEN'S WEARHOUSE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)



                                                      JANUARY 31,       FEBRUARY 1,
                                                         2004              2003
                                                       --------          --------
                            ASSETS

Current assets:
      Cash                                             $132,146          $ 84,924
      Inventory                                         388,956           360,159
      Other current assets                               48,777            49,499
                                                       --------          --------

Total current assets                                    569,879           494,582
Property and equipment, net                             215,064           210,180
Other assets                                             84,255            64,551
                                                       --------          --------

      Total assets                                     $869,198          $769,313
                                                       ========          ========

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                    $213,056          $169,310
Long term debt                                          131,000            38,709
Deferred taxes and other liabilities                     31,682            29,533
Shareholders' equity                                    493,460           531,761
                                                       --------          --------

      Total liabilities and equity                     $869,198          $769,313
                                                       ========          ========